Exhibit 13(b)

APPENDIX A TO DISTRIBUTION AND SERVICE PLAN

BLACKROCK FUNDS II

Name of Portfolio	Class of Shares	Distribution Fee	Service Fee

BlackRock Low Duration Bond Portfolio	Institutional	0%	0%
	BlackRock	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor A1	0%	.10%
	Investor B	.75%	.25%
	Investor B1	.50%	.25%
	Investor B2	.30%	.10%
	Investor B3	.65%	.25%
	Investor C	.75%	.25%
	Investor C1	.55%	.25%
	Investor C2	.30%	.10%
	Investor C3	.65%	.25%
	R	.25%	.25%

BlackRock U.S. Government Bond Portfolio	Institutional	0%	0%
	BlackRock	0%	.0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor B1	.75%	.50%
	Investor C	.75%	.25%
	Investor C1	.75%	.55%
	R	.25%	.25%

BlackRock Core Bond Portfolio	Institutional	0%	0%
	BlackRock	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

BlackRock International Bond Portfolio	Institutional	0%	0%
	Service	0%	.25%

	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%
	BlackRock	0%	0%

BlackRock GNMA Portfolio	Institutional	0%	0%
	BlackRock	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

BlackRock High Yield Bond Portfolio	Institutional	0%	0%
	BlackRock	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor B1	.50%	.25%
	Investor C	.75%	.25%
	Investor C1	.55%	.25%
	R	.25%	.25%

BlackRock Inflation Protected Bond Portfolio	Institutional	0%	0%
	BlackRock	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

BlackRock Long Duration Bond Portfolio	Institutional	0%	0%
	BlackRock	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%

BlackRock Conservative Prepared Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

BlackRock Moderate Prepared Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

BlackRock Growth Prepared Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

BlackRock Aggressive Growth Prepared Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

BlackRock Prepared Portfolio 2015	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%

BlackRock Prepared Portfolio 2020	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%

BlackRock Prepared Portfolio 2025	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%

BlackRock Prepared Portfolio 2030	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%

BlackRock Prepared Portfolio 2035	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%

BlackRock Prepared Portfolio 2040	Institutional	0%	0%
	Investor A	0%	.25%

	R	.25%	.25%

BlackRock Prepared Portfolio 2045	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%

BlackRock Prepared Portfolio 2050	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%

BlackRock Emerging Market Debt Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%
	BlackRock	0%	0%

BlackRock Strategic Income Opportunities Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%

BlackRock Multi-Asset Income Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%

BlackRock Global Dividend Income Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%

BlackRock Floating Rate Income Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%
	Investor C1	.50%	.25%

BlackRock Multi-Sector Bond Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%

“BlackRock Funds II” and “Trustees of BlackRock Funds II” refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated April 26, 2007 which is hereby referred to and a copy of which is on file at the office of the

State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of “BlackRock Funds II” entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Fund personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Fund must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Fund.

Agreed to and accepted as of

BLACKROCK FUNDS II

By:

Name:
Title: